SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

AOL TIME WARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-15062	13-4099534

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

75 Rockefeller Plaza, New York, New York 10019
(Address of principal executive offices) (zip code)

212 484-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE ISSUED APRIL 22, 2003
EX-99.1 PRESS RELEASE ISSUED APRIL 23, 2003

Item 5. Other Events.

On April 22, 2003, AOL Time Warner Inc. (“AOLTW”) announced that it had entered into an agreement with Viacom Inc. to sell its interest in the Comedy Central cable network to Viacom. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 7. Exhibits.

Exhibit	Description

99.1	Press release issued April 22, 2003 by AOLTW.

99.2	Press release issued April 23, 2003 by AOLTW.

Item 9. Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure,” and Item 12, “Results of Operations and Financial Condition.”

On April 23, 2003, AOL Time Warner Inc. (“AOLTW”) issued a press release setting forth its earnings for the first quarter of 2003. A copy of AOLTW’s press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference. AOLTW does not intend for this Item 9 or Exhibit 99.2 to be incorporated by reference into filings under the Securities Exchange Act of 1934.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AOL TIME WARNER INC.

	By: Name: Title:	/s/ Wayne H. Pace Wayne H. Pace Executive Vice President and Chief Financial Officer

Date: April 23, 2003

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued April 22, 2003 by AOLTW.

99.2	Press release issued April 23, 2003 by AOLTW.

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